Exhibit 10.79

Mailing Address:	Location:
PO Box 9431 Stn Prov Govt	2nd Floor - 940 Blanshard Street
Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca	1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies
Notice of Articles
BUSINESS CORPORATIONS ACT	T.K. SPARKS

NOTICE OF ARTICLES

Name of Company:

ZYMEWORKS EXCHANGECO LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:

SUITE 2600, THREE BENTALL CENTRE	SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314	595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3	VANCOUVER BC V7X 1L3
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:

SUITE 2600, THREE BENTALL CENTRE	SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, P.O. BOX 49314	595 BURRARD STREET, P.O. BOX 49314
VANCOUVER BC V7X 1L3	VANCOUVER BC V7X 1L3
CANADA	CANADA

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DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

Galbraith, Kenneth

Mailing Address:	Delivery Address:

114 EAST 4TH AVENUE, SUITE 800	114 EAST 4TH AVENUE, SUITE 800
VANCOUVER BC V5T 1G4	VANCOUVER BC V5T 1G4
CANADA	CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

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2.	No Maximum	Exchangeable Shares	Without Par Value With Special Rights or Restrictions attached

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